3rd Quarter Earnings Conference 1 October 8, 2013 [Alcoa logo] [Alcoa logo] Exhibit 99.2

o[Alcoa logo]
Cautionary Statement
o[Alcoa logo]
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects.
Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled
Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, including facilities supplying aluminum-lithium capacity, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2012 and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest”
section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

o[Alcoa logo]
Strong Operational
Performance in
3Q 2013
Increased earnings sequentially and YoY
–
Downstream: Strong Profitability - ATOI up 22% YoY
–
Upstream: Improved performance 8 consecutive quarters
–
Productivity: $825 million across all segments YoY
Days Working Capital: Record 3Q
low;
5 days lower than prior year [~$300 million cash]
Cash from Operations: $214 million;
Negative free cash flow: $36 million
Executed curtailments swiftly and safely
Strong third quarter driven by performance – Repositioning working

3Q 2013 Overview

o[Alcoa logo] [Alcoa logo] William Oplinger Executive Vice President and Chief Financial Officer 4 October 8, 2013 [Alcoa logo]

o[Alcoa logo]
Income Statement Summary

See appendix for Adjusted Income reconciliation
$ Millions, except aluminum prices and per-share amounts
3Q12 2Q13 3Q13
3
rd
Party Realized Aluminum Price ($/MT) $2,222 $2,237 $2,180
Revenue $5,833 $5,849 $5,765
Cost of Goods Sold $5,266 $4,933 $4,798
COGS % Revenue 90.3% 84.3% 83.2%
Selling, General Administrative, Other $234 $254 $248
SGA % Revenue 4.0% 4.3% 4.3%
Other (Income ) Expense, Net ($2) $19 ($7)
Restructuring and Other Charges $2 $244 $151
Effective Tax Rate 15.9% (16.5%) 41.3%
Net (Loss) Income ($143) ($119) $24
Net (Loss) Income Per Diluted Share ($0.13) ($0.11) $0.02
Income per Diluted Share excl Special Items $0.03 $0.07 $0.11
Prior Year
Change
Sequential
Change
($42) ($57)
($68) ($84)
($468) ($135)
(7.1 % pts.) (1.1 % pts.)
$14 ($6)
0.3 % pts. 0.0 % pts.
($5) ($26)
$149 ($93)
25.4 % pts. 57.8 % pts.
$167 $143
$0.15 $0.13
$0.08 $0.04

o[Alcoa logo]
Restructuring and Other Special Items
See appendix for Adjusted Income reconciliation
6
$ Millions, except per-share amounts
2Q13 3Q13
Income Statement
Classification
Segment
Net (Loss) Income ($119) $24
Net (Loss) Income Per Diluted Share ($0.11) $0.02
Restructuring-Related ($113) ($109) Restructuring and COGS
Corporate /
Primary Metals
Government Investigation Reserve
($62) -
Restructuring Corporate
Discrete Tax Items ($11) ($7)
Income Taxes and
Noncontrolling Interest
Corporate
Mark-to-Market Energy Contracts ($9) $8
Other Expenses
(Income), Net
Corporate
Massena Fire - $12 COGS
Primary Metals
/EPS /Corporate
Special Items ($195) ($96)
Net Income excl Special Items $76 $120
Income per Diluted Share excl Special Items $0.07 $0.11

o[Alcoa logo]
Strong performance drives 58% sequential earnings improvement

See appendix for Adjusted Income reconciliation
Net Income excluding Restructuring & Other Special Items ($ Millions)
Market
+$17
Performance
+$27
Cost Headwinds
$0
120
76
Currency
38
+58%
21
2Q 13 3Q 13
Cost
Decreases
/ Other
22
Raw
Materials
1
Energy
23
Productivity
41
Price
/  Mix
3
Volume
11
LME

o[Alcoa logo]
Earnings rise $88M year-over-year despite LME and cost headwinds

See appendix for Adjusted Income reconciliation
Net Income excluding Restructuring & Other Special Items ($ Millions)
Market
+$0
Performance
+$206
Cost Headwinds
-$118
120
32
LME
62
3Q 12
+275%
108
Raw
Materials
9
Energy
19
Productivity
3Q 13
160
Price
/  Mix
11
Volume
35
Currency
62
Cost
Increases
/ Other

o[Alcoa logo]

Engineered Products & Solutions year-over- year ATOI increase of 22%
See appendix for Adjusted EBITDA reconciliation. * Prior period amounts have been revised to conform to the current period presentation. See appendix for additional information.
$ Millions
Revenue up 5%
year-over-year driven by
strong share
gains
across all markets
Quarterly ATOI up 22%
year-over-year to $192M driven by
productivity and volume across all Businesses
Highest-ever Quarter
for adjusted
EBITDA margin, up 2.5
percentage points year -over-year
Aerospace
remains strong, temporarily impacted by engine market
inventory realignment
and lower U.S. Defense spare parts demand
Gradual recovery in N.A. Non-Residential Construction continues;
European market weakening
Softening Global
Industrial Gas Turbine market
Weaker N.A. Heavy Duty Truck build rates offset by Europe
Share gains through innovation continue across all sectors
ATOI up ~25% year-over-year; down ~10% sequentially
$ Millions 3Q 12 2Q 13 3Q 13
3
rd
Party Revenue
1,367 1,468 1,437
ATOI*
158 193 192
Adjusted EBITDA Margin*
20.0% 22.2% 22.5%
3 Quarter Results
3 Quarter Business Highlights
4 Quarter Outlook 3 Quarter Performance Bridge
2Q 13
$193
3Q 13
$192
Massena
$2
Cost Increase
-$2
Productivity
$7
Price / Mix
-$2
Volume
-$6
3Q13 Actual and 4Q13 Outlook - EPS
rd
rd
rd
th

o[Alcoa logo]
10 See appendix for Adjusted EBITDA reconciliation. * Prior period amounts have been revised to conform to the current period presentation.  See appendix for additional information.
Volume and price headwinds impact Global Rolled Products
Auto demand
expected to remain strong
Aero plate shipments continue to be
impacted by high
OEM inventories
Seasonal Packaging
decline, price pressure continues
Price pressures in Europe and China
, along with
demand decline in Brazing
ATOI
expected to be down ~25%
excluding FX
and
assuming
no change in metal
price sequentially
Auto and Packaging
demand remained strong
Unfavorable volume/price impacts
from:
•
Aero plate seasonal declines/OEM inventories
•
Softening Industrial markets in N.A., Europe, Russia
•
Packaging price pressures (N.A., China)
Low metal prices
continued to negatively impact
results, albeit less than 2Q
Days working capital
improved 1 day year-over-year
3Q13 Actual and 4Q13 Outlook - GRP
3 Quarter Business Highlights
4 Quarter Outlook
$ Millions 3Q 12 2Q 13 3Q 13
3
rd
Party Revenue
1,849 1,877 1,805
ATOI*
89 79 71
Adjusted EBITDA/MT*
365 322 312
$ Millions
3 Quarter Results
3 Quarter Performance Bridge
$2
$2
$12
$71
$79
Cost
Increase
2Q 13 Volume Other Metal
-$4
-$7
Currency Prod-
uctivity
3Q 13
-$10
-$3
Price
/ Mix
rd
rd
rd
th

o[Alcoa logo]
Alumina delivers performance improvement

Production increase
due to additional day
Higher
3
rd
party shipment volume
offsets lower
Alumina prices
Productivity improvements
continued
Cost increases driven by
higher mining costs
in
Suriname and two crusher sites operating in Australia
Record 3Q days working capital of
20 days
;
11 day
improvement
year-over-year
53%
of 3 party shipments on
spot or alumina price
index with
30-day lag
for 2013
3 party shipment volume
to return to normal levels
Energy prices increase
in Western Australia
Productivity improvements
to continue
$ Millions
3Q13 Actual and 4Q13 Outlook - Alumina
Quarter Results 3
rd
Quarter Business Highlights
4
th
Quarter Outlook
Quarter Performance Bridge
3Q 12 2Q 13 3Q 13
Production (kmt)
4,077 4,161 4,214
3
rd
Party Shipments (kmt)
2,368 2,328 2,603
3
rd
Party Revenue ($ Millions)
764 822 846
ATOI ($ Millions)
(9) 64 67
$0 +$3
$13
$5
$5
$28
$67
$64
-$20
Cost
Increase
3Q 13 Prod-
uctivity
Price
/ Mix
Volume Currency LME
-$28
2Q 13
Market Performance
3
rd
3
rd
rd
rd

o[Alcoa logo]
Primary Metals drives productivity gains to the bottom line

$ Millions
Market Performance
-$8
+$42
3Q13 Actual and 4Q13 Outlook – Primary Metals
3
rd
Quarter Results 3
rd
Quarter Business Highlights
4
th
Quarter Outlook Quarter Performance Bridge
3Q 13
$8
Anglesea/
US power
outages
$23
Cost
Decr/RM
$12
Energy
-$21
Prod-
uctivity
$24
Price
/Mix &
Vol.
$4
Currency
$8
LME
-$16
2Q 13
-$32
$6
Massena
Curtailments safely executed,
taking 274kmt offline
Productivity improvements
continued; result of
aggressive cost cutting initiatives across the segment
Increased energy costs
due to
peak consumer
demand
in Europe and
seasonal hydropower
increases
in the U.S. Northwest
Record 3Q days working capital of
20 days
;
2 day
improvement
year-over-year
Pricing
to follow
15-day lag
to LME
Curtailments
to reduce
production
Productivity improvements
to continue
Massena fire
insurance recovery
will not repeat
3Q 12 2Q 13 3Q 13
Production (kmt) 938 896 897
3
rd
Party Shipments (kmt) 768 693 686
3
rd
Party Revenue ($ Millions) 1,794 1,620 1,600
3
rd
Party Price ($/MT) 2,222 2,237 2,180
ATOI ($ Millions) (14) (32) 8
3
rd

o[Alcoa logo]
Record third quarter days working capital level
See appendix for days working capital reconciliation
13
5 days
lower
Days Working Capital since Fourth Quarter 2008
5 days
lower
5 days
lower
28
27
28
33
33
32
38 38
39
43
44
41
48
50
55
24
27
30
33
43
5 days
lower
20 days;
$1.3 Billion

o[Alcoa logo]
3 Quarter Cash Flow overview

See appendix for Free Cash Flow and Net Debt reconciliations
($ Millions) 3Q12 2Q13 3Q13
Net (Loss) Income before Noncontrolling
Interests
($175) ($148) $44
DD&A
$366 $363 $348
Change in Working Capital $88 $72 ($61)
Pension Contributions ($163) ($98) ($173)
Other Adjustments $147 $325 $56
Cash from Operations
$263 $514 $214
Dividends to Shareholders
($32) ($33) ($33)
Change in Debt ($273) ($531) ($5)
Distributions to Noncontrolling Interests ($1) ($2) ($53)
Contributions from Noncontrolling Interests $22 ($3) $0
Other Financing Activities $2 $1 ($2)
Cash from Financing Activities
($282) ($568) ($93)
Capital Expenditures ($302) ($286) ($250)
Other Investing Activities
$40 $10 ($54)
Cash from Investing Activities
($262) ($276) ($304)
1,481
1,543 1,939
1,861
1,555
1,202
1,017
3Q13
8,344
7,327
2Q13
8,359
7,157
1Q13
8,925
7,370
2012
8,829
6,968
2011
9,371
7,432
2010
9,165
7,622
2009
9,819
8,338
2008
10,578
9,816
762
Debt to Cap Net Debt Cash
34.7%
42.5%
38.7%
34.9% 35.3% 34.8%
-to -Cap stable
($ millions)
(36)
228
(305)
535
(39)
246
(506)
656
164
526
(440)
1,005
176
87
(22)
761
(186)
(90)
(742)
(409)
($ millions)
34.5% 34.5%
rd
Free Cash Flow near breakeven target in 3Q
Debt
3
rd
Quarter 2013 Cash Flow Overview

o[Alcoa logo]
On track to meet all of our targets

Key Actions to Execute 2013 Cash Sustainability Program and year-to-date results
Maintain 30%-35% Debt-to-Capital
Manage Growth Capital of
$550M
Generate Productivity Gains of
$750M
Target Saudi JV Investment of
$350M
Overarching 2013 Financial Target Taking the right actions
Control Sustaining Capital of
$1.0B
Positive
Free Cash
Flow
$825M
YTD:
$289M
$482M
$146M
34.5%

o[Alcoa logo]
Market Fundamentals are stable; pricing pressure continues

Global Aluminum Demand Growth at 7%
Market Essentially Balanced
Inventory
is Stable
12%
-1%
4%
4%
7%
9%
8%
5%
6%
6%
2013E
23.1
6.5
6.2
4.0
2.0
1.9
1.9
1.0
1.0
49.5 mmt
(1) Other includes Africa, E.Europe, Latin America ex Brazil and Oceania
2013 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹ 1.9
2013 Demand +7%
Rest of World +4%
$0
$50
$100
$150
$200
$250
$300
$0
$50
$100
$150
$200
$250
$300
Regional Premiums over time $ per metric
ton
Region End of 3Q 13
Europe $240/MT
Japan $246/MT
Midwest USA $216/MT
Year on Year Change
Europe   -17%
Japan   -4%
Midwest USA  -11%
Global Inventories vs. LME  Price Over Time $
Supply/Demand Analysis
Lower Regional Premiums

o[Alcoa logo] o[Alcoa logo]

o[Alcoa logo] [Alcoa logo] [Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer 18 October 8, 2013 [Alcoa logo]

o[Alcoa logo] Source: Alcoa Analysis Growth continues in global end markets 19 Alcoa end markets: Current assessment of 2013 vs. 2012

o[Alcoa logo]

Contributions from Value-Add businesses continue to grow
Value-add 3     Party Revenue, Adjusted EBITDA and Adjusted EBITDA margin  – 2003, 2012 and 2013 Annualized
1) Pro forma 2003 amounts reflect  current structure of EPS and GRP; 2) YTD results annualized; does not represent a forecast of 4Q 2013 results;  3) ATOI for the respective periods: 2003 $358M, 2012 $956M and 2013 annualized $1,056M
13,324 13,156
8,785
1,955
1,799
855
14.7%
13.7%
9.7%
Revenue
($M)
Adjusted
EBITDA
(3)
($M)
Adjusted
EBITDA Margin
2003
(1)
2012
2013
Annualized
(2)
rd

o[Alcoa logo]
Aero, Auto and Commercial B&C account for $5.9B of value-add revenue
Breakdown of 2012 Alcoa value-add revenue by market ($B)
21
8% End Market CAGR (2012 - 2015)
~8
year production backlog (’12 rates)
for large commercial aircraft segment
From 2012 - 2015:
30-35% CAGR for N. America auto sheet
3.6x increase in auto sheet revenue
3.2% CAGR for N. America (2012 - 2015)
55% of non-residential starts, by value in
the U.S., will be green by 2016
(1)
Aerospace
Commercial Building and Construction
Automotive
1) McGraw Hill Construction, Green Outlook 2013.
Other
0.8
Industrial
Products
2.0
Commercial
Transportation
1.3
Packaging
3.2
Automotive
0.7
Commercial Building
and Construction
1.4
Aerospace
3.8
Revenues: $13.2B

o[Alcoa logo]
New A330 strengthens Alcoa’s metallic aero opportunity

Airbus A330 Updates and Alcoa Solutions
Airbus tailors new A330 for Asian markets Opportunities to apply Alcoa solutions
September 2013: New variant of all-metallic A330-300
announced by Airbus
Target short, high-density routes in growth markets
Airbus goals:
Reduce weight
Increase passenger capacity
Optimize engine thrust and
lifespan
Advanced alloys
Aerospace hard alloys
Aluminum Lithium
-
Weight / - Corrosion
Value-add products
Extruded wing stringers
Floor beams and seat tracks
Forged wheel & brake systems
+ Passenger Capacity
Engine technology
Advanced airfoils
Structural engine components
Specialized coatings
New thrust requirements
Images: Airbus. 2013

o[Alcoa logo]
Alcoa technology powers next generation jet engine performance

Increases coating life 3.0-3.5X
Enhances
airfoil hot
corrosion
protection
3D Multi-wall Airfoils
Provides
customized targeted
cooling of critical areas of
the engine blades
Nickel-based superalloys
Increases blade melting point by 12%
Improves oxidation resistance
Advanced Single Crystal Technology
Reduced Emissions
Engine Fuel Burn
Reduction
Lower Maintenance &
Operating Cost
Customer needs and Alcoa solutions in the aerospace airfoils market
Specialized Airfoil Coatings
Alcoa technology
enables operation at
highest temperatures
>3,000°F
Customer needs
Alcoa provides high temperature airfoil solutions

o[Alcoa logo]
Aluminum Intensive Vehicles have the competitive edge
Comparison between baseline steel and aluminum intensive vehicles
1) Aluminum Association. 2) Oak Ridge National Laboratory. 2013 24
“Aluminum offers the most promise
for cutting total automotive-related
carbon emissions and energy use” (1)
Steel Toyota Venza: 3% Al content
Fuel Efficiency: +18%
(2)
Weight: -8%
(2)
CO2
Breakeven Point:
1,900 miles
Compared to baseline steel:
Over Lifecycle
(2
)
:
-
32% lower energy
-
29%
less CO2
Safe and Durable
Al Intensive Toyota Venza:
37% Al content
Reduces CO
2
emissions Improves fuel efficiency
Safer –
can reduce stopping
distances from 45 mph to zero by up
to 7 feet – could mean the difference
between a serious collision and a
near-miss
More Durable – unlike steel,
aluminum auto body panels are
naturally corrosion resistant
Proven –
aluminum’s strength and
durability proven in harsh environments
e.g. military, space missions

o[Alcoa logo]
Aluminum intensity is accelerating auto sheet demand
Projected aluminum content per vehicle (lbs) and auto sheet demand (kMT)
Sources: Ducker Worldwide , IHS , Alcoa analysis
25
136
55
14
2025 2015 2012
North America Aluminum Body Sheet
Content Per Vehicle (in lbs)
North America Market Demand –
Auto Aluminum (kMT)
2025
4,550
3,425
1,125
2015
3,150
2,720
430
2012
2,400
2,300
100
Increasing Aluminum Intensity Drives Auto Sheet Demand
4x increase in
auto sheet already
locked into
designs of 2015
models
Auto Sheet
Other Auto
Aluminum
Castings
Actual
Projected
~10x
~4x

o[Alcoa logo]
$275M investment
Enables flexible production
Much of volume secured
Broke ground in Aug. 2013
Complete by mid-2015
Alcoa’s auto triple play: 3 smart investments to capitalize on AIV growth
$300M investment
Supported by secured contracts
On time and on budget
First coil by Dec. 2013
26
Davenport
Phase 1 Auto Expansion
Auto Treatment Line – Davenport, IA
Saudi Arabia JV
Automotive growth projects
$380M total investment
*
Addition to can sheet mill
Cold mill, heat treat, finishing
Broke ground in Dec. 2012
First auto coil
by Dec. 2014
Positioning for growth in MENA
Tennessee
Phase 2 Auto Expansion
Alcoa TN facility– Alcoa, TN Saudi Arabia JV – KSA
AIV = Aluminum Intensive Vehicle; MENA = Middle East and North Africa * Total investment relates to rolling mill capability expansion to include auto sheet, building and construction sheet and foil stock. Alcoa’s investment portion is ~$95M

o[Alcoa logo]
Alcoa delivers in a world demanding greener buildings

Alcoa solutions for U.S. commercial building and construction requirements
U.S. vs. EU Building Facts
(1,2)
Increasing energy requirements
Target of ‘Net Zero’
Buildings
in EU by 2020
(4)
/
U.S.A. by 2030
(5)
Green buildings provide
(1)
:
Hurricane Resistance
Thermal Performance
Withstands
object impact
of
over 50 mph
20% improvement in dynamic
wind resistance
15% thermal performance
improvement
1630SS IR Curtain Wall
+ 40% Thermal Perform.
Air and water resistant
(superior resistance to rot,
warp, buckle due to moisture
or weather exposure)
OptiQ™
Ultra Thermal Window
Blast Resistance
Improves structural
performance and glass
retention by 60%
54% improvement in
thermal performance
IR 501UT Framing
Triple
Insulating
Glass
1) LEED Gold Building  vs. avg. U.S. commercial building, LEED Green Building Fact Sheet 2013, McGraw Hill. 2) Buildings Performance Institute Europe (BPIE), 2011.
3) U.S. EIA, 2013. Alcoa Analysis. 4) ACEEE, 2012. 5) European Commission Energy Efficiency Directive, 2013
15% pts reduction
in U.S. consumption
equals ~$58B in
annual savings
(3)
73%
58%
15%
US EU
Annual Electricity Consumption by Buildings (%)
- 25% Energy consumption
- 35% Emissions
+ 27% Occupant satisfaction

o[Alcoa logo]
Enhancing competitiveness in the upstream business
Largest low-cost global bauxite producer,
and world leader in refining
$171M in refinery gross productivity gains YTD,
Performance contributed $159M YoY to ATOI
Alumina Price Index deployment has reached 53%
11 day reduction in working capital YoY = $160M cash
$17M reduction in total capital spend YTD
651 kMT or 16% of capacity curtailed; including 274 kMT
(60%) of the 460 kMT under review in 2013
$228M in smelting gross productivity gains YTD,
Performance contributed $167M YoY to ATOI
Casthouse value-added has generated $200M in 2013
2 day reduction in working capital YoY = $50M cash
$114M reduction in total capital spend YTD
28
Actions taken by upstream
Alumina Aluminum
Mining Refining Smelting Energy
8 consecutive quarters of performance
(1)
improvement in upstream business
1) Performance includes the following factors in ATOI: price/mix, volume, productivity, and cost impacts

o[Alcoa logo]

Smelter Rolling Mill Mine Refinery
Phase 1 Phase 2
Construction progressing as planned; world’s lowest cost facility
99%
complete
67%
complete
38%
complete
250kMT production in 2013
At full capacity in 2014
Lowest cost smelter
2% point reduction on the
smelting cost curve
First hot coil in 4Q 2013
First auto
coil in 4Q 2014
First alumina 4Q 2014
Lowest cost refinery
2% point reduction on
the refining cost curve
On track to provide
bauxite in 2014
88%
complete
Saudi Arabia JV construction update

o[Alcoa logo]
Creating value by executing our strategy

Focusing on
controllable
items to
increase
upstream
profitability
Investing to capture growth and improve cost position
Leveraging the
Alcoa Advantage
to deliver
Value-Add
products

o[Alcoa logo] o[Alcoa logo]

o[Alcoa logo] Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 32

o[Alcoa logo]
Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

o[Alcoa logo]
Revenue Change by Market

(3%)
(6%)
3%
2%
(9%)
(9%)
(3%)
22%
3%
(1%)
5%
7%
9%
7%
(9%)
(5%)
(3%)
(1%)
11%
(11%)
17%
3%
7%
6%
7%
2%
14%
1%
15%
28%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals
3Q’13 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change

o[Alcoa logo] Reconciliation of ATOI to Consolidated Net Income (Loss) Attributable to Alcoa 35

o[Alcoa logo] Reconciliation of Adjusted Income 36

o[Alcoa logo] Reconciliation of Alcoa Adjusted EBITDA 37

o[Alcoa logo] Reconciliation of Alumina Adjusted EBITDA 38

o[Alcoa logo]
Reconciliation of Primary Metals Adjusted EBITDA

($ in millions , except
per metric ton
amounts )
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q12 2Q13 3Q13
After-tax operating
income (ATOI) $     657 $     808 $     822 $  1,760 $  1,445 $     931 $    (612) $     488 $     481 $     309 $      (14) $      (32) $         8
Add:
Depreciation,
depletion, and
amortization 310 326 368 395 410 503 560 571 556 532 130 132 131
Equity (income) loss (55) (58) 12 (82) (57) (2) 26 (1) 7 27 5 7 13
Income taxes 256 314 307 726 542 172 (365) 96 92 106 (19) (25) (16)
Other 12 20 (96) (13) (27) (32) (176) (7) 2 (422) 2 (3) 2
Adjusted EBITDA $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $  1,138 $     552 $     104 $       79 $     138
Production
(thousand metric
tons) (kmt) 3,508 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 3,742 938 896 897
Adjusted EBITDA /
Production ($ per
metric ton) $     336 $     418 $     398 $     784 $     626 $     392 $    (159) $     320 $     301 $     148 $     111 $       88 $    154
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other nonoperating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

o[Alcoa logo]
Reconciliation of Global Rolled Products Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q12 2Q13 3Q13
After-tax operating
income (ATOI)*
$     232
$     290
$     300
$     317
$     151
$      (41)
$    (106)
$     241
$     260
$     346
$       89
$       79
$       71
Add:
Depreciation,
depletion, and
amortization
190
200
220
223
227
216
227
238
237
229
57
55
56
Equity loss 1 1 – 2 – – – – 3 6 1 2 3
Income taxes*         77         97       135         113         77         14         12         103         98         159         39         32         32
Other          (5)           1           1         20           1           6          (2)           1           1          (2)          (3)           –           –
Adjusted EBITDA* $     495 $     589 $     656 $      675 $     456 $     195 $     131 $     583 $     599 $     738 $     183 $     168 $     162
Total shipments
(thousand metric
tons) (kmt)
  1,893
  2,136
  2,250
  2,376
  2,482
  2,361
  1,888
  1,755
  1,866
  1,943
  501
  521
  519
Adjusted EBITDA
/ Total shipments
($ per metric ton)*

$     261

$     276

$     292

$     284

$     184

$       83

$       69

$     332

$     321

$     380

$     365

$     322

$     312
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
* On January 1, 2013, management revised the inventory-costing method used by certain locations within the Global Rolled Products segment, which affects the determination of the segment’s profitability measure,
ATOI.  Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.  Segment information for all prior periods presented was revised to reflect this change.

o[Alcoa logo]
Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q12 2Q13 3Q13
After-tax operating
income (ATOI)*
$     126
$     161
$     276
$     382
$     423
$     522
$     311
$     419
$     537
$     612
$     158
$     193
$     192
Add:
Depreciation,
depletion, and
amortization
166
168
160
152
163
165
177
154
158
158
39
39
40
Equity loss
(income)
–
–
–
6
–
–
(2)
(2)
(1)
–
–
–
–
Income taxes*         57         70       120       164       184       215       138         198         258         296         77         94         91
Other*         11       106        (11)          (2)          (7)           2           1           –          (1)          (8)           –           –           –
Adjusted EBITDA* $     360 $     505 $     545 $      702 $     763 $     904 $     625 $     769 $     951 $  1,058 $     274 $     326 $     323
Third-party sales
$  3,905
$  4,283
$  4,773
$  5,428
$  5,834
$  6,199
$  4,689
$  4,584
$  5,345
$  5,525
$  1,367
$  1,468
$  1,437
Adjusted EBITDA
Margin*

9%

12%

11%

13%

13%

15%

13%

17%

18%

19%

20%

22%

22%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
* On January 1, 2013, management revised the inventory-costing method used by certain locations within the Engineered Products and Solutions segment, which affects the determination of the segment’s profitability measure, ATOI.  Management made the change in order to improve internal consistency and enhance industry comparability.  This revision does not impact the consolidated results of Alcoa.  Segment information for all prior periods presented was revised to reflect this change.

o[Alcoa logo] Reconciliation of Free Cash Flow 42

o[Alcoa logo] Reconciliation of Free Cash Flow, con’t 43

o[Alcoa logo] Days Working Capital 44

o[Alcoa logo] Reconciliation of Net Debt 45

o[Alcoa logo] Reconciliation of Net Debt-to-Capital 46

o[Alcoa logo]
Composition of Upstream Production Costs

Fuel Oil
14%
Natural gas
10%
Caustic
11%
Bauxite
24%
Conversion
41%
Input Cost Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil 1 – 2 months Prior month $4m per $1/bbl
Natural gas N/A Spot
1
$16m per $1/GJ
1
Caustic soda 3 - 6 months
Spot & semi-
annual
$9m per
$10/DMT
Refining Cost Structure
Alumina
33%
Carbon
13%
Power
25%
Materials
6%
Conversion
23%
Smelting Cost Structure
Input Cost Inventory flow Pricing convention
Annual ATOI
Sensitivity
Coke 1 - 2 months
Spot, quarterly &
semi-annual
$9m per
$10/MT
Pitch 1 - 2 months
Spot, quarterly &
semi-annual
$2.5m per
$10/MT
1
Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average

o[Alcoa logo]

Source: Alcoa estimates, Brook Hunt, CRU, Harbor
Global aluminum demand growth at 7%
7%
5%
12%
-1%
4%
9%
6%
4%
8%
6%
2013E
6.5
6.2
4.0
1.0
1.0
1.9
1.9
2.0
23.1
49.5 mmt
(1) Other includes Africa, E.Europe, Latin America ex Brazil and Oceania
2013 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
1.9
2013 Demand +7%
Rest of World +4%

o[Alcoa logo]

Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
Market essentially balanced
2013E Aluminum Supply/Demand Balance
‘000 mt China Rest of World
2013 Production (August annualized)
22,775 25,447
2013 Production to be added 360 704
2013 Capacity to be curtailed (145) (56)
Total supply 22,990 26,095
Demand (23,125) (26,360)
Net  Balance (135) (265)
2013E Alumina Supply/Demand Balance
‘000 mt China Rest of World
2013 Production
(August annualized)
42,100 54,149
2013 Production to be added - 700
2013 Capacity to be curtailed (500) -
Imports/(exports) 3,400 (3,400)
Total supply 45,000 51,449
Demand (44,750) (51,063)
Net  Balance 250 386
2Q2013
Surplus
130
2Q2013
Deficit
(315)
Supply Demand
Deficit
(400)
Supply
Demand
Surplus
636
Supply/Demand Analysis

o[Alcoa logo]
Inventory is Stable

$1,000
$1,500
$2,000
$2,500
$3,000
0
7
14
21
28
35
42
49
56
63
70
77
84
91
98
105
China Incl SRB Producer Japan Port LME On Warrant
Cancelled Warrants Off Exchange LME 3 Mon
Days of
Consumption
108 days
LME Price
$2,214/MT
Days of
Consumption
83 days
LME Price
$2,686/MT
Global Inventories
Decline 34 days
from the ’09 peak
Days of
Consumption
Days of
Consumption
74.5 days
LME Price
$1,808/MT
$ per metric ton
Global Inventories vs. LME  Price Over Time $

o[Alcoa logo]
Lower regional premiums

Source: Month end pricing - Platts Metals Week and Metal Bulletin
$0
$50
$100
$150
$200
$250
$300
$0
$50
$100
$150
$200
$250
$300
Regional Premiums over time
$ per metric
ton
$ per metric
ton
Region End of 3Q 13
Europe $240/MT
Japan $246/MT
Midwest USA $216/MT
Year on Year Change
Europe   -17%
Japan   -4%
Midwest USA  -11%

o[Alcoa logo] o[Alcoa logo]